UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2007

ROYAL FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

____________________________

Delaware	000-51123	20-1636029
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
9226 South Commercial Avenue Chicago, IL		60617 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (773) 768-4800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 5.02 (b), (c) (e).  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2007, Royal Financial, Inc. announced that, Mr. Donald A. Moll, the Chief Executive Officer and President of the Company and the Bank, has resigned from all positions he currently holds with the Company and each of its subsidiaries, including as a director of the Company and the Bank, as part of a Separation Agreement and Release (the “Agreement”) dated September 26, 2007, with the Company and the Bank.  A copy of the Agreement will be filed as an exhibit to the Company’s annual report on Form 10-KSB for its fiscal year ended June 30, 2007.

Also, on September 28, 2007, the Company issued the attached press release, which is filed as Exhibit 99.1 hereto, and which is incorporated herein by reference.

Item 8.01.   Other Events.

The information set forth in Item 5.02 above is incorporated in its entirety into this Item by reference.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated September 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL FINANCIAL, INC. (Registrant)
Date: September 28, 2007	By:	/s/Leonard Szwajkowski
Name:	Leonard Szwajkowski
Title:	Interim Chief Executive Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press Release dated September 28, 2007.